Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE		PAGE OF PAGES
1 | 1
2. AMENDMENT/MODIFICATION NO. 0012			3. EFFECTIVE DATE See Block 16C	4. REQUISITION//PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY		CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201				ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No. street, county, State and ZIP Code)				(x) 9A. AMENDMENT OF SOLICITATION NO
PFENEX, INC 1358378 FENEX BIOPHARMACEUTICALS, INC. 10790 ROSELLE ST SAN DIEGO CA 921211718
9B. DATED (SEE ITEM 11)
				x		10A. MODIFICATION OF CONTRACT/ORDER NO HHSO100201000045C

10B. DATED (SEE ITEM 13)
CODE	1358378		FACILITY CODE	07/30/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                                  is extended.     is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted, or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO IN ITEM 10A.
B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
x	D. OTHER (Specify type of modification and authority) FAR 52.243-2 Alternate I (Apr 1987) Changes – Cost – Reimbursement and mutual agreement of the parties
E. IMPORTANT: Contractor is not, x is required to sign this document and return 1 copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 27-1356759

DUNS Number: 013603710

A. The purpose of this modification is to:

1. Extend the Period of Performance of subCLIN 0003a to July 31, 2015.

B. This is a bilateral, administrative no-cost modification. The total contract amount and all other terms and conditions remain the same.

Period of Performance: 07/30/2010 to 07/31/2015

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Patrick Lucy		THOMAS P. HASTINGS
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Patrick Lucy	4.28.15	/s/ Thomas P. Hastings	5/5/15
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53 243